Equity Method Investments	12 Months Ended
Dec. 31, 2025
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments

15.	EQUITY METHOD INVESTMENTS

At December 31, 2025 and 2024, we have the following participation in investments that are recorded using the equity method:

	2025	2024
Southern Energy S.A. (“SESA”)	10.0%	—%
Logística e Distribuição de Gás S.A. (“LOGAS”)	58.0%	58.0%
Egyptian Company for Gas Services S.A.E (“ECGS”)	50.0%	50.0%
Aqualung Carbon Capture AS (“Aqualung”)	4.0%	4.4%
NEUSA I S.A. (“Neusa”)	50.0%	—%
Higas Holdings Limited (“Higas”)	25.0%	25.0%
Avenir LNG Limited (“Avenir”)	—%	23.4%

The carrying amounts of our equity method investments as of December 31, 2025 and 2024 are as follows:

(in thousands of $)	2025	2024
SESA	29,426	—
LOGAS	7,562	7,183
ECGS	6,216	5,502
Aqualung	1,794	2,046
Neusa	13	—
Avenir	—	28,934
Total equity method investments	45,011	43,665
The components of our equity method investments are as follows:

(in thousands of $)	2025	2024
Balance as of January 1	43,665	53,982
Additions	30,134	3,948
Net income/(loss)	8,928	(4,668)
Guarantees	—	(957)
Share of other comprehensive income/(loss)	1,427	(579)
Dividends	—	(456)
Net proceeds from disposals	(39,143)	(4,771)
Impairment of equity method investment	—	(2,834)
Balance as of December 31	45,011	43,665

SESA

We entered into an agreement with a consortium of Argentinian gas producers to form SESA. The venture aims to develop and commercialize Argentina's domestic natural gas resources by building a FLNG export facility, using gas from the Vaca Muerta shale formation. Golar will provide the FLNG vessel and part fund the project, while the upstream partners will supply the gas, manage regulatory matters and also contribute additional capital.

During the year ended December 31, 2025, Golar contributed $30.1 million to SESA, securing a 10% equity interest. In addition to our ownership stake, we hold a representation on SESA's board of directors and the authority to appoint the Chief Operating Officer of SESA. Accordingly, we have determined that we exert significant influence over SESA and have adopted the equity method of accounting for our investment.

LOGAS

LOGAS is based in Brazil and provides services to businesses and local authorities including the distribution and transportation of compressed natural gas (“CNG”), compression and decompression, LNG storage and distribution, and the purchase and sale of natural gas. In October 2023, Macaw Brazil entered into an investment agreement to acquire a 58% ownership interest in LOGAS for BRL45.0 million (approximately $9.3 million), which completed in November 2023. Although we hold 58% majority voting interest, with the remaining 42% held by the non-controlling interest, the non-controlling shareholders retain substantive participating rights for as long as they hold at least 30% of LOGAS's voting shares. These rights prevent us from unilaterally directing the significant operating and financial decisions of LOGAS in the ordinary course of business. Accordingly, we have concluded that we do not control LOGAS but instead exercise significant influence over its operating and financial policies, and we account for our investment using the equity method.

On December 30, 2025, Macaw Brazil entered into a share purchase agreement (the “LOGAS SPA”) for the sale of our 58% interest in LOGAS for BRL55.0 million (approximately $10.0 million), subject to the satisfaction of customary closing conditions. The transaction is expected to close in the first half of 2026. Accordingly, we continued to account for our investment in LOGAS using the equity method.

ECGS

In December 2005, we entered into an agreement with the Egyptian Natural Gas Holding Company and HK Petroleum Services to establish a jointly owned company, ECGS, to develop operations in Egypt, particularly in hydrocarbon and LNG related areas. In March 2006, we acquired 0.5 million common shares in ECGS at a subscription price of $1.00 per share. This represents a 50% interest in the voting rights of ECGS and in December 2011, ECGS called up its remaining share capital amounting to $7.5 million. Of this, we paid $3.75 million to maintain our 50% equity interest. ECGS does not have quoted market price because the company is not publicly traded. As ECGS is jointly owned and operated, we have adopted the equity method of accounting for our 50% investment in ECGS, as we consider we have joint control.
Aqualung

Aqualung is an Oslo-based technology company that has developed and achieved proof of concept for a CO2 capture and separation membrane technology which may be used to reduce carbon emissions for future FLNG projects. In May 2022, we invested $2.4 million, securing a 4.6% equity interest. As of December 31, 2025 our ownership interest had been diluted to 4.0% following the issuance of shares under employee share-based compensation arrangements. Since August 2022, we were granted representation on the board and accordingly have adopted the equity method of accounting for our investment in Aqualung.

Avenir and Higas

Avenir pursues opportunities in small-scale LNG, including the delivery of LNG to areas of stranded gas demand, the development of LNG bunkering services and supply to the transportation sector. In October 2018, we invested $24.8 million for an initial 25% equity interest in Avenir. Our ownership interest was subsequently diluted following a private placement by Avenir, while our total investment increased to $42.75 million as a result of additional capital contributions.

In November 2024, Avenir divested its ownership of the LNG storage terminal in Sardinia, Italy, into a newly formed entity, Higas Holdings (“Higas”). The majority shareholders in Avenir subscribed shares in Higas as follows: 50% by Stolt-Nielsen and 25% each for Golar and Höegh Evi. To fund the subscription, Golar sold 3.6 million Avenir shares at $1.095 per share, recognizing a gain on partial disposal of $0.5 million which reduced our ownership in Avenir to 23.36%. In connection with the transaction, the Avenir revolving shareholder loan was novated to Higas under the same terms (note 26).

Given the continued uncertainties on the future cashflows from the inclusion of the Higas terminal within Sardinia's regulatory framework, we fully impaired our investment in Higas and recognized an impairment charge of $2.8 million at December 31, 2024.

In February 2025, we divested our remaining 39.1 million shares in Avenir with a carrying value of $28.8 million at $1.0 per share, recognizing a gain on disposal of $10.3 million, presented in “Net income/(loss) from equity method investments” in the consolidated statements of operations. Following the divestment, we no longer have significant influence over Avenir and ceased accounting for the investment under equity method (see note 26).